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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               450 Fifth Street NW
                             Washington, D.C. 29549
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                                    Form 8-K
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                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):             September 27, 2005
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                                  First Bancorp
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             (Exact Name of Registrant as Specified in its Charter)

       North Carolina               0-15572                56-1421916
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(State or Other Jurisdiction      (Commission           (I.R.S. Employer
     of Incorporation)            File Number)       Identification Number)


341 North Main Street, Troy, North Carolina                   27371
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 (Address of Principal Executive Offices)                  (Zip Code)


                                 (910) 576-6171
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former Name or Former Address, if changed since last report)

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                                  First Bancorp
                                      INDEX

                                                                       Page
                                                                       ----

Item 5.02.  Departure of Directors or Principal Officers;                3
Election of Directors; Appointment of Principal Officers

Item 9.01 - Financial Statements and Exhibits                            3

Signatures                                                               4

Exhibit 99 (a) News Release dated September 27, 2005                     5

                                        2

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Item 5.02.       Departure of Directors or Principal Officers;  Election of
                 Directors; Appointment of Principal Officers.


      On September 27, 2005, First Bancorp announced that Anna G. Hollers has been named Chief Operating Officer of First Bancorp and of First Bank, the principal subsidiary of First Bancorp. Ms. Hollers, age 54, will also continue serving as Executive Vice President and Corporate Secretary of both companies. Ms. Hollers has been with First Bancorp and First Bank since 1972, serving in many different capacities during her career. The press release issued to announce this news is attached hereto as Exhibit 99(a). Ms. Hollers is currently employed pursuant to the terms of an employment agreement with the Company, a copy of which was filed as Exhibit 10(m) to First Bancorp's quarterly filing on Form 10-Q for the quarter ended September 30, 1998, and is incorporated herein by reference. The complete terms of Ms. Hollers' employment considering her additional role as Chief Operating Officer of First Bancorp and First Bank, including compensation, will be determined by the compensation committee and the board of directors of First Bancorp at a later time.


Item 9.01 - Financial Statements and Exhibits


     Exhibit 99(a) - News Release dated September 27, 2005





Disclosures About Forward Looking Statements


      The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as "expects," "anticipates," "believes," "estimates," "plans," "projects," or other statements concerning opinions or judgments of the Company and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Company's customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions.

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                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           First Bancorp


        September 28, 2005           By:   /s/ James H. Garner
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                                           James H. Garner
                                           President and Chief Executive Officer

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